SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
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                          July 29, 2004 (July 28, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



           Oklahoma                     1-13726                73-1395733
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  (State or other jurisdiction     (Commission File No.)      (IRS Employer
        of incorporation)                                   Identification No.)


  6100 North Western Avenue, Oklahoma City, Oklahoma             73118
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      (Address of principal executive offices)                 (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5:  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on July 28, 2004 announcing the pricing of a common stock offering. The following was included in the Press Release:

         Chesapeake today announced that it has priced a public offering of 20.0 million shares of its common stock at $14.75 per share. All shares are being sold by Chesapeake. Chesapeake has also granted the underwriters a 30-day option to purchase up to 3.0 million additional shares of its common stock solely to cover over-allotments, if any.

         Chesapeake expects the issuance and delivery of the shares to occur on August 2, 2004, subject to satisfaction of customary closing conditions. Chesapeake intends to use the net proceeds of the offering to finance a portion of the pending acquisitions of Bravo Natural Resources, Inc., certain assets from Legend Natural Gas, LP and to repay amounts outstanding under our existing bank credit facility incurred to finance the acquisition of certain assets from Tilford Pinson Exploration, LLC. The Bravo acquisition is expected to close by August 2, 2004 and the Legend acquisition is expected to close August 31, 2004. If these acquisitions do not close, excess net proceeds of the offering will be used for general corporate purposes, including repayment of debt or possible future acquisitions.

         Bank of America Securities LLC, Credit Suisse First Boston, Lehman Brothers Inc. and Raymond James & Associates acted as joint book-running managers for the offering. Copies of the prospectus and records relating to the offering may be obtained from the offices of Bank of America Securities LLC,
Attn: Prospectus Department, 100 West 33rd Street, New York, NY 10001, 646-733-4166; Credit Suisse First Boston, One Madison Avenue, Level 1B, New York, NY 10010, 212-325-2580; Lehman Brothers Inc., c/o ADP Financial Services, Integrated Distribution Services, 1155 Long Island Avenue, Edgewood, NY 11717, 631-254-7106; Raymond James & Associates, 880 Carillon Parkway, St. Petersburg, FL 33716, 727-567-2400.

     This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.


THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INCLUDE ESTIMATES AND GIVE OUR CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. ALTHOUGH WE BELIEVE OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE FIVE LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE UNITED STATES. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, PERMIAN BASIN, SOUTH TEXAS, GULF COAST AND ARK-LA-TEX REGIONS ONSHORE IN THE UNITED STATES. THE COMPANY'S INTERNET ADDRESS IS WWW.CHKENERGY.COM.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CHESAPEAKE ENERGY CORPORATION



                                By:       /s/  Aubrey K. McClendon
                                        ---------------------------------------
                                               Aubrey K. McClendon
                                            Chairman of the Board and
                                             Chief Executive Officer

Dated:        July 29, 2004


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